UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2011 (February 14, 2011)
FIRST PHYSICIANS CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive #810 Beverly Hills, California	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 860-2501
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers
(a)	Not applicable.

(b)
On February 14, 2011, Tom Rice’s employment as President and Chief Operating Officer with Rural Hospital Acquisition LLC, an Oklahoma Limited Liability Company (the “Company”) and a wholly owned subsidiary of First Physician’s Capital Group Inc., a Delaware Corporation (the “Registrant”) was terminated by mutual agreement. Mr. Rice had no disagreements with the Company on any matter related to the Company’s operations, policies or practices.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 14, 2011

/s/ Sean Kirrane
Sean Kirrane
Principal Accounting Officer